UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): July 18, 2008

NANOPHASE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 9.01. Financial Statements and Exhibits

Signature

Agreement

Items to be Included in this Report

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company entered into an Agreement, dated July 7, 2008, with Altana Chemie GmbH to resolve certain disputes between them primarily concerning ownership of specified Technology Developments under the parties’ Joint Development Agreement effective March 23, 2004 (the “JDA”). Part of the resolution included certain amendments to the JDA. A copy of the Agreement, including the amendments to the JDA, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Confidential portions of the Agreement have been withheld and filed separately with the Securities and Exchange Commission as required by Rule 24b-2. The parties exchanged signature pages on July 18, 2008 and the Agreement became binding on the parties on that day.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Agreement dated July 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2008	Nanophase Technologies Corporation

	By:	/s/ JESS JANKOWSKI
JESS JANKOWSKI
Chief Financial Officer